Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Impac Mortgage Holdings, Inc.

We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP

Orange County, California
August 14, 2001